Exhibit 10.4.1

Additional agreement

between

Development Capital Group Inc. Florida corp. 101 Plaza Real South Boca Raton, Florida 33432 and Pacific West Trading Inc. California Corporation, 1172 Jugador court, San Marcos, CA 92078 as a complement to the main contract made May 20, 2011.

The parties agreed:

To extend the underlying contract for one year from May 20, 2012 to May 20, 2013

DEVELOPMENT CAPITAL GROUP INC.

STREET ADDRESS: 101 Plaza Real, Suite 201-B

CITY / STATE, ZIP: Boca Raton, FL 33432

PHONE: 760-840-9409

ON BEHALF OF DISPATCHER SIGNED BY:

Printed Name Andriy Korobkin
Position Director

Signature:

June 26, 2012

NAME: PACIFIC WEST TRADING

STREET ADDRESS: 1172 Jugador court

CITY / STATE, ZIP: San Marcos, CA 92078

PHONE: 760-212-5719

ON BEHALF OF SHIPPER SIGNED BY:

Printed Name Igor Zemlany

Position Owner

June 26, 2012